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                                                                    EXHIBIT (10)



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" in the Prospectus and to the use of our report dated April 22, 1998, with respect to the financial statements of Sage Life Assurance of America, Inc. included in the Pre-Effective Amendment No. 2 to the Registration Statement (Form N-4, Nos. 333-44751 and 811-08581) and related Prospectus for the registration of its variable annuity contracts.




                                                        /s/ Ernst & Young LLP
                                                        -----------------------
                                                        Ernst & Young LLP


Stamford, Connecticut
February 10, 1999